EXHIBIT 10.45

AMENDMENT NO. 1 TO
ASSET PURCHASE AND SALE AGREEMENT

THIS AMENDMENT NO. 1 TO ASSET PURCHASE AND SALE AGREEMENT (the “Agreement”) is made as of this __ day of June 2012 (the “Effective Date”) by and among Fusion Telecommunications International, Inc. (“Fusion”), a corporation organized under the laws of the State of Delaware; NBS Acquisition Corp. (“Newco” and together with Fusion sometimes collectively hereinafter referred to as “Purchasers”), a corporation to be formed under the laws of the State of Delaware as a wholly-owned subsidiary of Fusion; Interconnect Systems Group II LLC (“ISG” or the “Company”), a limited liability company organized under the laws of the State of New Jersey; Jonathan Kaufman (“Kaufman”), a resident of the State of New Jersey; Lisa Kaufman as trustee of the JK Trust (“JK Trust”), a New Jersey Trust and Jonathan Kaufman as trustee of the LKII Trust (“LKII Trust”) a New Jersey Trust. Fusion, Newco, ISG, Kaufman and LK are sometimes hereinafter referred to individually as a “Party” or collectively as the “Parties.”

W I T N E S S E T H:

WHEREAS, the Parties are all of the parties to that certain Asset Purchase and Sale Agreement dated as of January 30, 2012 (the “Original Agreement”); and

WHEREAS, the Parties desire to amend the Original Agreement as hereinafter set forth.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereto, intending to be legally bound, agree as follows:

1.  Defined Terms.  Defined terms, not otherwise defined herein shall have the respective meanings ascribed to them in the Original Agreement.

2.  Company Name. All references within the Original Agreement to the name Interconnect Systems Group II LLC are deleted in their entirety and replaced with the name Interconnect Services Group II LLC.

3.  Audit Due Date.  Section 6.8 of the Original Agreement is hereby deleted in its entirety and replaced with the following:

6.8    Audit of Books and Records

Closing of the Transactions shall be subject to the completion and delivery to Purchasers of an audit (the “Audit”) of the financial statements of NBS, ISG and the Business, to the extent required by and under the applicable rules and regulations of the SEC (the “Audited Financial Statements”), by an audit firm acceptable to Purchasers and their professional advisors, in their sole discretion. Sellers shall use their best efforts to reasonably cooperate with its audit firm and Purchasers in the conduct of the Audit. The Parties agree to use their best efforts to cause the Audit to be completed on or before June 30, 2012 (as may be further extended by mutual consent of the Parties, the “Audit Due Date”). Purchasers may terminate this Agreement within ten (10) business days following receipt of the Audited Financial Statements in the event that (a) the Audited Financial Statements are determined by Fusion’s auditors not to be in compliance with GAAP and/or the rules and regulations of the SEC applicable to Fusion, (b) the filing of such Audited Financial Statements with the SEC could cause Fusion to be out of compliance with its obligations under Federal securities laws and/or (c) the financial condition and results of operations reported in the Audited Financial Statements are materially and adversely different from the financial condition or results of operations reported in the Unaudited Financial Statements. The Parties’ obligations to pay the fees and expenses of the Audit are set forth in Section 10.2 below.

4.  No Other Changes. Except as set forth herein, the terms and conditions of the Original Agreement shall remain in full force and effect.

5.  Miscellaneous.  The provisions of Article X of the Original Agreement shall be applicable to this Agreement and are hereby incorporated by reference as if fully set forth herein.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

FUSION TELECOMMUNICATIONS INTERNATIONAL, INC. (“FUSION”)	___________________________________ (“Newco”)

By: __________________________	By: ________________________

Title: _________________________	Title: _______________________

INTERCONNECT SERVICES GROUP II, LLC (“ISG”)	JONATHAN KAUFMAN (“KAUFMAN”)
By: __________________________	By: __________________________

Title: _________________________	Title: _________________________

THE LKII TRUST	THE JK TRUST

By: __________________________	By: __________________________

Title: _________________________	Title: _________________________